EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


                              [KPMG LLP letterhead]



The Board of Directors
Corvas International, Inc.:

We consent to the use of our report incorporated herein by reference in the registration statement on Form S-8.




                                    KPMG LLP


San Diego, California
July 18, 2000